THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND (the "Fund"),
               a series of THE 59 WALL STREET TRUST (the "Trust")

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1996


         The Trustees have approved an amendment to the Investment Advisory Agreement dated as of June 9, 1992 as amended and restated November 1, 1993, between Brown Brothers Harriman & Co. and the Trust reducing the investment advisory fee from 0.35% of the Fund's average daily net assets to 0.25% of the Fund's average daily net assets, effective as of July 1, 1997.

         As stated in the prospectus, the Trust has entered into an expense payment agreement with 59 Wall Street Administrators, Inc. with respect to the Fund which will terminate on July 1, 1997.

         As a result of the amendment to the Investment Advisory Agreement and the termination of the expense payment agreement, the annual total Fund operating expense is expected to go from 0.70% of the Fund's average daily net assets to 0.78% of the Fund's average daily net assets. The expenses a shareholder would pay on a $1,000 investment, assuming a 5% return and redemption at the end of each time period would be as follows for one year, three years, five years and ten years: $8, $25, $43 and $97, respectively.


                  The date of this supplement is July 1, 1997.











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